UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      September 30, 2013

Bar Harbor Bankshares

(Exact Name of Registrant as Specified in Its Charter)

Maine

(State or Other Jurisdiction of Incorporation)

841105-D

01-0393663

(Commission File Number)

(IRS Employer Identification No.)

               P.O. Box 400

Main Street, Bar Harbor, ME

04609-0400

(Address of Principal Executive Offices)

(Zip Code)

(207) 288-3314

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

Bar Harbor Bankshares (the “Company”), the parent of Bar Harbor Bank & Trust, issued a press release today announcing that Sandler O’Neill & Partners, L.P. has included Bar Harbor Bankshares in its list of top performing small-capitalization banks in the nation. A copy of the Company’s press release is filed with this current report as an exhibit.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

      Exhibits No. Description

99.1

Copy of Company’s press release dated September 30, 2013 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 30, 2013

BAR HARBOR BANKSHARES

 /s/ Curtis C. Simard

Curtis C. Simard

President and Chief Executive Officer

EXHIBIT INDEX

99.1   Press Release dated September 30, 2013